Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Skyline Champion Corporation (the “Registrant”) for the period ending April 1, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Registrant hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to his or her knowledge:

1.
The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

May 30, 2023

/s/ Mark Yost
Mark Yost
President and Chief Executive Officer (Principal Executive Officer)

/s/ Laurie Hough
Laurie Hough
Executive Vice President, Chief Financial Officer, and Treasurer
(Principal Financial Officer)